Child & Company

A Professional Corporation of  CERTIFIED PUBLIC ACCOUNTANTS
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265  EAST  100  SOUTH,  SUITE  300,  SALT  LAKE  CITY, UT  84111
PHONE: (801) 534-0774  FAX: (801) 359-2320






                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form SB-1 of our report dated June 24, 1999 on our audits of the financial statement of Insider Travel Deals.com, Inc.

                                                             CHILD & COMPANY, PC
Salt Lake City, Utah
August 3, 1999